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                                                                    Exhibit 10.3

                                1996 STOCK PLAN

                          RESTRICTED STOCK AGREEMENT

          This RESTRICTED STOCK AGREEMENT (this "Agreement"), dated as of the 12th day of April, 2001, is entered into by and between Openwave Systems Inc., a Delaware corporation (the "Company"), and Donald Listwin, an Employee (the "Grantee" and together with the Company the "Parties"). Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings set forth in the Company's 1996 Stock Plan, as amended (the "Plan").

                                   RECITALS

          WHEREAS, on April 12, 2001 (the "Date of Grant"), the Board of Directors (the "Board") of the Company awarded the Grantee 200,000 shares of the Company's Common Stock, par value $0.01 ("Common Stock"), pursuant to, and subject to the terms and provisions of the Plan.

          NOW, THEREFORE, in consideration of the Grantee's services to the Company and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

     1.   Grant of Restricted Stock and Escrow of Restricted Stock.
          --------------------------------------------------------

          a.   Grant of Restricted Stock. The Grantee is entitled to 200,000
               -------------------------
shares of Common Stock pursuant to the terms and conditions of this Agreement (the "Restricted Stock").

          b.   Escrow of Restricted Stock.  To insure the availability for
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delivery of the Grantee's Restricted Stock, the Grantee hereby appoints the
Secretary of the Company, or any other person designated by the Company as escrow agent, as its attorney-in-fact to assign and transfer unto the Company such Restricted Stock, if any, forfeited by the Grantee pursuant to Section 4 below and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the share certificates representing the Restricted Stock, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A. The Restricted Stock and stock assignment shall be held by the Secretary in escrow until the Restricted Period (as defined below) has lapsed with respect to the shares of Restricted Stock, or until such time as this Agreement no longer is in effect.

     2.   Restrictions and Restricted Period.
          ----------------------------------

          a.   Restrictions. Shares of Restricted Stock granted hereunder may
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not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of and shall be subject to a risk of forfeiture as described in Section 4 below until the lapse of the Restricted Period (as defined below).


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          b.   Restricted Period.  Unless the Restricted Period is previously
               -----------------
terminated pursuant to Section 4 of this Agreement, the restrictions set forth above shall lapse and the shares of Restricted Stock shall become fully and freely transferable (provided, that such transfer is otherwise in accordance with federal and state securities laws) and non-forfeitable as to 7/48 of the shares of Restricted Stock (rounded down to the nearest whole share) on May 12, 2001 and as to an additional 1/48 (rounded down to the nearest whole share) on the 12th day of each month, beginning June 12, 2001 (the "Restricted Period"). Notwithstanding anything to the contrary, the release of the shares of Restricted Stock hereunder shall be conditioned upon Grantee making adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the release of the shares from the Restricted Period (unless a Section 83(b) election has been filed), whether by withholding, direct payment to the Company, or otherwise.

     3.   Rights of a Stockholder.  From and after the Date of Grant and for so
          -----------------------
long as the Restricted Stock is held by or for the benefit of the Grantee, the Grantee shall have all the rights of a stockholder of the Company with respect to the Restricted Stock, including, but not limited to, the right to receive dividends and the right to vote such shares.

     4.   Cessation of Employment.
          -----------------------

          a.   Termination of Employment Unrelated to a Change in Control.  In
               ----------------------------------------------------------
the event of the Grantee's termination of employment which termination does not constitute a Qualifying Termination (as such term is defined in Grantee's employment agreement with the Company dated as of September 18, 2000 (the "Employment Agreement"), the shares of Restricted Stock and any and all accrued but unpaid dividends that are at that time subject to restrictions set forth herein, shall be forfeited to the Company without payment of any consideration by the Company, and neither the Grantee nor any of his successors, heirs, assigns, or personal representatives shall thereafter have any further rights or interests in such shares of Restricted Stock or certificates. In the event of a Qualifying Termination of Grantee's employment with the Company, the Restricted Period shall lapse with respect to 50% of the shares of Restricted Stock that are at that time subject to restrictions set forth herein, and the remaining 50% of the shares of Restricted Stock that are at that time subject to restrictions set forth herein shall be forfeited to the Company without payment of any consideration by the Company, and neither the Grantee nor any of his successors, heirs, assigns, or personal representatives shall thereafter have any further rights or interests in such shares of Restricted Stock or certificates. In the event Grantee becomes a Consultant or non-Employee Director, such change in status shall be deemed a termination of employment or service with the Company at the time of such change in status whereupon, the provisions of this Section 4 shall apply.

          b.    Change of Control; Termination of Employment in Connection with
                ---------------------------------------------------------------
a Change in Control. In the event Grantee is employed by the Company and there
-------------------
is a Change in Control (as such term is defined in the Employment Agreement), the Restricted Period shall lapse with respect to 50% of the shares of Restricted Stock that is

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at that time subject to restrictions set forth herein, and the remaining shares of Restricted Stock that are subject to the Restricted Period shall continue to be released from the Restricted Period in accordance with Section 2(b). In the event a Qualifying Termination occurs in connection with a Change in Control or within eighteen months following a Change in Control, the Restricted Period shall lapse with respect to all of the Restricted Stock that are at that time subject to restrictions set forth herein. In the event Grantee becomes a Consultant or non-Employee Director, such change in status shall be deemed a termination of employment or service with the Company at the time of such change in status whereupon, the provisions of this Section 4 shall apply.

     5.   Certificates.  Restricted Stock granted herein may be evidence in
          ------------
such manner as the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, then the Company shall retain physical possession of the certificate.

     6.   Legends. All certificates representing any of the shares of Restricted
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Stock subject to the provisions of this Agreement shall have endorsed thereon the following legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE HOLDER OF THE SHARES, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

     7.   Tax Consequences. Set forth below is a brief summary as of the Date of
          ----------------
grant of certain United States federal tax consequences of the award of the Restricted Stock. THIS SUMMARY DOES NOT ADDRESS SPECIFIC STATE, LOCAL OR FOREIGN TAX CONSEQUENCES THAT MAY BE APPLICABLE TO GRANTEE. GRANTEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.

          The Grantee shall recognize ordinary income at the time or times the restrictions lapse (i.e. the 12/th/ day of each month, beginning May 12, 2001) with respect to the shares of Restricted Stock that have been released from the Restricted Period in an amount equal to the the fair market value of such shares on each such date and the Company shall be required to collect all the applicable withholding taxes with respect to such income. The obligations of the Company under the Plan are conditioned on your making arrangements for the payment of any such taxes.

     8.   Section 83(b) Election.  The Grantee hereby acknowledges that he has
          ----------------------
been informed that, with respect to the grant of Restricted Stock, an election may be filed by the Grantee with the Internal Revenue Service, within 30 days of the Date of Grant, electing pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to be taxed currently on the fair market value of the Restricted Stock on the Date of Grant.

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     THE GRANTEE ACKNOWLEDGES THAT IT IS THE GRANTEE'S SOLE RESPONSIBILITY AND
NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF THE GRANTEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON THE GRANTEE'S BEHALF.

     BY SIGNING THIS AGREEMENT, THE GRANTEE REPRESENTS THAT HE HAS REVIEWED WITH HIS OWN TAX ADVISORS THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THAT HE IS RELYING SOLELY ON SUCH ADVISORS AND NOT ON ANY STATEMENTS OR REPRESENTATIONS OF THE COMPANY OR ANY OF ITS AGENTS. THE GRANTEE UNDERSTANDS AND AGREES THAT HE (AND NOT THE COMPANY) SHALL BE RESPONSIBLE FOR ANY TAX LIABILITY THAT MAY ARISE AS A RESULT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

     9.   Termination of this Agreement. Upon termination of this Agreement, all
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rights of the Grantee hereunder shall cease.

     10.  Miscellaneous.
          -------------

          a.   Notices.  Any notice required or permitted under this Agreement
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shall be deemed given when delivered personally, or when deposited in a United
States Post Office, postage prepaid, addressed, as appropriate, to the Grantee either at his address herein below set forth or such other address as he may designate in writing to the Company, or to the Company to the attention of the Chief Financial Officer, at the Company's address or such other address as the Company may designate in writing to the Grantee.

          b.   Failure to Enforce Not a Waiver. The failure of the Company or
               -------------------------------
the Grantee to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

          c.   Governing Law.  This Agreement shall be governed by and construed
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according to the laws of the State of California without giving effect to the choice of law principles thereof.

          d.   Amendments. This Agreement may be amended or modified at any time
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by an instrument in writing signed by the Parties.

          e.   Agreement Not a Contract of Employment.  Neither the grant of
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Restricted Stock, this Agreement nor any other action taken in connection herewith shall constitute or be evidence of any agreement or understanding, express or implied, that the Grantee is an employee of the Company or any subsidiary of the Company.

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          f.   Entire Agreement; Plan Controls. This Agreement and the Plan
               ----------------
contain the entire understanding and agreement of the Parties concerning the subject matter hereof, and supersede all earlier negotiations and understandings, written or oral, between the Parties with respect thereto. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated by reference into this Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern. By signing this Agreement, the Grantee confirms that he has received a copy of the Plan and has had an opportunity to review the contents thereof.

          g.   Captions.  The captions and headings of the sections and
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subsections of this Agreement are included for convenience only and are not to be considered in construing or interpreting this Agreement.

          h.   Counterparts.  This Agreement may be executed in counterparts,
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each of which when signed by the Company or the Grantee will be deemed an original and all of which together will be deemed the same agreement.

          i.   Assignment.  The Company may assign its rights and delegate its
               ----------
duties under this Agreement. If any such assignment or delegation requires consent of any state securities authorities, the parties agree to cooperate in requesting such consent. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon the Grantee, his heirs, executors, administrators, successors and assigns.

          j.   Severability.  This Agreement will be severable, and the
               ------------
invalidity or unenforceability of any term or provision hereof will not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any invalid or unenforceable term or provision, the Parties intend that there be added as a part of this Agreement a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

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          IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.

OPENWAVE SYSTEMS INC.


By__________________________
     Linda Speer
     Vice President, Finance

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Agreement.


___________________________



____________________________


         ______
     Number of Shares


    _________________
    ___________________
       Address

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                                   EXHIBIT A

                     ASSIGNMENT SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED, [_________________] (the "Grantee") hereby assigns and transfers unto Openwave Systems Inc., a Delaware corporation (the "Company"), (__________) shares of Company's common stock, par value $0.01 per share (the "Common Stock"), standing in his name on the books of said corporation represented by Certificate No. ____ herewith and does hereby irrevocably constitute and appoint ______________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

     This Assignment Separate from Certificate may be used only in accordance with the Restricted Stock Agreement (the "Agreement") of the Company and the undersigned dated April 12, 2001.


Dated:_______________, ____  Signature:____________________________



INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this Assignment Separate from Certificate is to return the shares to the Company in the event the Grantee forfeits any of such shares as set forth in the Agreement, without requiring additional signatures on the part of the Grantee. This Assignment Separate from Certificate must be delivered to the Company with the above Certificate No. _____.

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